                             SCHEDULE 14A TEMPLATE
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          SYNAGRO TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                [SYNAGRO logo]


                           SYNAGRO TECHNOLOGIES, INC.
                         1800 Bering Drive, Suite 1000
                             HOUSTON, TEXAS  77057



                                                               December 17, 1999



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Synagro Technologies, Inc. to be held at 1800 Bering Drive, Suite 1000, Houston, Texas 77057, at 2:00 p.m., local time, on Monday, January 17, 2000.

     Matters to be considered and acted upon by the stockholders include the election of four directors and any other matters that may properly come before the meeting. These matters and the procedures for voting your shares are discussed in the accompanying Notice of Annual Meeting and Proxy Statement.

     We urge each stockholder, whether or not intending to attend the meeting in person, to execute the enclosed proxy and return it promptly in the enclosed envelope. Returning a proxy will not prevent a stockholder from voting in person at the meeting.

                              Sincerely,

                              Alvin L. Thomas II
                              Secretary

                           SYNAGRO TECHNOLOGIES, INC.
                         1800 Bering Drive, Suite 1000
                             HOUSTON, TEXAS  77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held January 17, 2000
                             ______________________

     Notice is hereby given that the annual meeting (the "Annual Meeting") of the stockholders of Synagro Technologies, Inc. (the "Company") will be held at the Company's offices at 1800 Bering Drive, Suite 1000, Houston, Texas 77057 on Monday, January 17, 2000, at 2:00 p.m., local time, Houston, Texas, for the following purposes:

     1. To elect a board of four directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified; and

     2. To transact such other business as may properly be presented at the Annual Meeting.

     A record of the stockholders has been taken as of the close of business on Friday, December 10, 1999, and only those stockholders of record on that date will be entitled to notice of and to vote at the Annual Meeting.

     Your participation in the Company's affairs is important. To ensure your representation, if you do not expect to be present at the Annual Meeting in person, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY in the enclosed postage-prepaid envelope which has been provided for your convenience.

                              By Order of the Board of Directors,

                              Alvin L. Thomas II
                              Secretary

Houston, Texas
December 17, 1999


                                   IMPORTANT
                                   ---------

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES. A STOCKHOLDER MAY, IF SO DESIRED, REVOKE HIS PROXY AND VOTE HIS SHARES IN PERSON AT THE ANNUAL MEETING.

                           SYNAGRO TECHNOLOGIES, INC.
                         1800 Bering Drive, Suite 1000
                             HOUSTON, TEXAS  77057

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held January 17, 2000


     This Proxy Statement is being mailed to stockholders commencing on or about December 17, 1999, in connection with the solicitation by the board of directors of Synagro Technologies, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting (the "Annual Meeting") of stockholders to be held in Houston, Texas on January 17, 2000, and upon any adjournment thereof, for the purposes set forth in the accompanying Notice. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as the holders of the proxies. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Annual Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy on which no direction is specified will be voted for the election of each of the nominees for director named herein. A stockholder may revoke a proxy by:
(i) delivering to the Company written notice of revocation, (ii) delivering to the Company a proxy signed on a later date or (iii) voting in person at the Annual Meeting.

     As of December 10, 1999, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote 17,710,189 shares of the Company's common stock, par value $.002 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter presented to the stockholders.


                             ELECTION OF DIRECTORS

     At the Annual Meeting, four nominees are to be elected, each director to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the board of directors and, unless authority is withheld, they intend to vote for the election of the nominees named below to the board of directors. Each of the nominees, except Mr. Meredith, who is hereby nominated for election by the current board members, have previously been elected by the stockholders. The board of directors has approved a decrease in the number of directorships constituting the board, from six directorships to four directorships, effective January 17, 2000. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, or the board may be reduced accordingly; however, the board of directors is not aware of any circumstances likely to render any nominee unavailable.

     NOMINEES

     Certain information concerning the nominees is set forth below:

                                                                                                     COMMON STOCK BENEFICIALLY
                                                                                                              OWNED /1/
                                                                                                          DECEMBER 1, 1999
                                                                                                     --------------------------
                                                                                   DIRECTOR                             PERCENT
           NAME                             POSITION                    AGE         SINCE            SHARES /2/        OF CLASS

Ross M. Patten               Director, Chairman of the Board and         56              1998             373,445              2.2%
                             Chief Executive Officer

Kenneth Ch'uan-k'ai          Director                                    54              1998           1,292,079 /5/          7.2%
Leung /4/

Alfred Tyler 2nd /3/ /4/     Director                                    56              1998              41,968          *

Gene Meredith /3/ /4/        Director                                    57              1998              41,968          *

------------------------
*        Less than 1% of outstanding shares.
/1/ Each person has sole voting and investment power with respect to the shares listed.
/2/      Includes shares underlying stock options, as follows:
         Mr. Patten 373,445; Mr. Leung 42,079; Mr. Tyler 41,968,
         and Mr. Meredith 25,301.
/3/      Member, audit committee of the board of directors.
/4/      Member, compensation committee of the board of directors.
/5/ Includes 137,875 shares and 1,112,125 shares owned by Environmental Opportunities Fund (Cayman), L.P. and Environmental Opportunities Fund, L.P., respectively. Mr. Leung is the Chief Investment Officer of these investment funds.



     Ross M. Patten was appointed by the board of directors to the position of President and Chief Executive Officer in February 1998. He was subsequently appointed to the position of Chairman of the Board on August 3, 1998. Prior to joining the Company, Mr. Patten enjoyed a seventeen-year career at Browning-Ferris Industries, where he last served as Divisional Vice President - Corporate Development. He also served as Executive Vice President for development of Wheelabrator Technologies, a Waste Management, Inc. subsidiary, and Director and Vice President - business development at Resource NE, Inc., prior to its acquisition by Waste Management, Inc. Mr. Patten was a Founder, Principal and Managing Director of Bedford Capital, an investment firm specializing in environmental companies, and of Bedford Management, which provides consulting services to publicly held waste management and environment related companies in the areas of growth and acquisition strategy, formation and implementation.

     Kenneth Ch'uan-k'ai Leung has served on the board of directors since 1998. Mr. Leung is a managing director of Investment Banking at Sanders Morris Mundy and is the Chief Investment Officer of both the Environmental Opportunities Fund (Cayman), L.P., Environmental Opportunities Fund, L.P., and Environmental
Opportunities Fund II, L.P.   Additionally, he is the Editor of Environmental
Review. Previously, Mr. Leung was associated with Smith Barney for seventeen years, and before that with F. Eberstadt & Co. Inc., Chemical Bank and Chase Manhattan Bank. Mr. Leung serves on the boards of Zahren Alternative Power Corp., Capital Environmental Resources, Inc., Avista Resources, Inc., Northstar Passenger Services, Ltd., and US Plastic Lumber Corp.

     Alfred Tyler 2nd has served on the board of directors since 1998. Mr. Tyler has over twenty years experience in the environmental services industry, most recently as the President and Chief Executive Officer of Enviro-
Gro Technologies, a provider of sludge management services. In late 1992, Enviro-Gro was sold to Wheelabrator Technologies and Mr. Tyler resigned his positions to manage his other investments. From 1989 to the present, Mr. Tyler has been the President and the sole stockholder of Weston Investments, Inc., a private investment company. Mr. Tyler is also the President of Days Cove Reclamation Company, a landfill operation and construction company, a partner and managing director of Bedford Capital Corporation, a New York consulting firm, and director of US Liquids, Inc.

     Gene Meredith has served on the board of directors since 1998. Mr. Meredith served more than 25 years in senior management roles in the solid waste industry. He was a Regional Vice President at Browning-Ferris Industries, Inc., and Chairman, President and CEO of Mid-American Waste Systems. He previously served as a director of USA Waste Services, Envirofil, Inc., and as a general manager of Haul-A-Way Systems, Inc., a waste company in St. Paul, Minnesota. Mr. Meredith also has a law degree, and spent five years as Senior Partner at Meredith & Addicks in St. Paul, Minnesota.

BOARD ACTIVITY, STRUCTURE AND COMPENSATION

     The Company's operations are managed under the broad supervision and direction of the board of directors, which has the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. During 1998, the board of directors met or acted by written consent on six regularly or specially scheduled occasions. The board has audit, nominating and compensation committees. The members of the compensation committee are Messrs. Meredith, Tyler and Leung.
The nominating committee consists of Mr. Meredith and Mr. Patten. The audit committee consists of Messrs. Gelbart, Meredith, and Tyler. For information regarding the audit committee, see "Auditor". The compensation committee administers the Company's compensation plans and recommends officers' compensation for board approval. During 1998, the compensation committee convened on one occasion and the audit committee on two occasions. Stockholders who may wish to suggest individuals for possible future consideration for board positions should direct recommendations to the board of directors at the Company's principal offices. Each director attended at least 75% of all meetings of the board and meetings of board committees during 1998.

     Each director who is not otherwise compensated by the Company for service as an officer of the Company is paid for travel expenses, if any. Directors are compensated $1,000 for attendance at each board committee meeting and $2,000 for each board meeting. Additionally, upon their initial appointment or election, a grant of an option to acquire 50,000 shares of common stock, which vests 16,666 upon grant and 16,667 shares on each of the first and second anniversaries of the date of the grant. Each board member has the right to elect to receive options in lieu of cash compensation for board and committee meeting attended, at an exercise price equal to market value of the common stock on the trading day immediately preceding the date of the meeting. During 1998, the board granted 50,390 options to Mr. Leung, 50,235 to Mr. Meredith, 50,235 to Mr. Tyler, 625 to Mr. Gelbart and 390 to Dr. Myers.

EXECUTIVE OFFICERS

     Executive officers of the Company generally serve at the pleasure of the board of directors and are subject to annual appointment by the board at its first meeting following the annual meeting of stockholders. All of the Company's executive officers as of December 1, 1999, are listed in the table on page 5, with the exception of the following:

     Paul C. Sellew was appointed President and Chief Operating Officer in
November 1998,   Mr. Sellew has extensive experience in organic materials
management. He was the Founder and former President and Chairman of the Board of Earthgro, Inc., the second largest commercial composting company in the country prior to its sale in February 1998. In addition, Mr. Sellew's business ventures have included International Process Systems, Inc. a composting technology company, and ALLGro Inc., a composting marketing company, both of which were sold to Wheelabrator Technologies, Inc. in 1991.

     Mark A. Rome was appointed Executive Vice President and Chief Development Officer during 1998. Mr. Rome, an attorney and Certified Public Accountant, joined the Company from Sanders Morris Mundy, an investment banking firm specializing in industry consolidations. He previously practiced tax and corporate law at Fulbright & Jaworski L.L.P., an international law firm headquartered in Houston, Texas. Mr. Rome received his law degree from the University of Texas School of Law and a Master's in Professional Accounting from the University of Texas Graduate School of Business.

     Alvin L. Thomas II was appointed Executive Vice President and General Counsel during 1998. Mr. Thomas practiced law with the national law firm of Littler Mendelson, P.C. prior to joining the Company. Mr. Thomas has practiced law with the international law firm of Fulbright & Jaworski L.L.P. Mr. Thomas received his law degree from the University of Pittsburgh School of Law and an LL.M. in Taxation from New York University School of Law. His legal background is broad-based with emphasis in tax law, employment law, corporate law, and litigation.

     J. Paul Withrow was appointed Executive Vice President and Chief Financial Officer during 1999. Mr. Withrow was previously Vice President and Chief Accounting Officer of Integrated Electrical Services, Inc., which is a leading national provider of electrical contracting and maintenance services. Prior to that, Mr. Withrow was a Senior Audit Manager at Arthur Andersen L.L.P. Mr. Withrow is a Certified Public Accountant and received his Bachelor of Business Administration in Accounting from the University of Houston.

MANAGEMENT STOCKHOLDINGS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at December 1, 1999, by (i) all current directors, (ii) the Named Executives and (iii) all directors and all executive officers as a group.

                                                         NUMBER OF     PERCENT
         NAME OF PERSON OR IDENTITY OF GROUP              SHARES /1/   OF CLASS
--------------------------------------------------------------------------------
Ross M. Patten.............................................373,445         2.0%
Irwin I. Gelbart............................................62,230          *
Dr. J. Mark Myers...........................................18,385          *
Kenneth Ch'uan-k'ai Leung/2/.............................1,292,079 /2/     7.3%
Gene Meredith...............................................41,968          *
Alfred Tyler II.............................................41,968          *

All directors and executive officers as a group
 (11 persons)......................................../3/ 2,423,680        12.8%

----------------
*       Less than 1% of outstanding shares.
/1/     Includes shares underlying vested stock options, as follows:
        Mr. Patten--373,445; Mr. Leung--42,079; Mr. Gelbart-- 62,230;
        Mr. Myers--13,593; Mr. Meredith-- 25,301; Mr. Tyler-- 41,968,
        and 493,580 for all other executive officers.
/2/ Includes 137,875 shares and 1,112,125 shares owned by Environmental Opportunities Fund (Cayman), L.P. and Environmental Opportunities Fund, L.P., respectively. Mr. Leung is the Chief Investment Officer of these investment funds.
/3/     Includes (without duplication) all shares referred to above.


VOTE REQUIRED FOR ELECTION

     The four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of Common Stock of record shall be the duly elected directors upon completion of the vote tabulation at the Annual Meeting, provided a majority of the outstanding shares as of the record date are present in person or by proxy at the meeting. Votes will be tabulated by Georgeson Shareholder Communications, Inc., and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as to the conduct of the vote. Under applicable provisions of the Company's bylaws, any proxy containing an abstention from voting for any nominee will be sufficient to represent the shares at the meeting for purposes of determining whether a quorum is present but will count neither as a vote for nor against any nominee with respect to whom the holder has abstained from voting. In tabulating votes, a record will be made of the number of shares voted for each nominee, the number of shares with respect to which authority to vote for that nominee has been withheld, and the number of shares held of record by broker-dealers and present at the Annual Meeting but not voting.

     The board of directors recommends that the stockholders vote FOR the election of each of the nominees listed on page 2.

                               OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at December 10, 1999, by each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock.

     NAME OF PERSON OR IDENTITY OF GROUP SHARES         NUMBER OF SHARES            PERCENT OF CLASS
     -----------------------------------------------------------------------------------------------
     James A. Jalovec                                   1,911,527/1/                       10.7%
     2841 South 5th Court
     Milwaukee, Wisconsin  53207

     Randall S. Tuttle                                  1,657,377                           9.4%
     1900 Virginia Road
     Winston-Salem, NC 27107

     GroWest, Inc.                                      1,475,323                           8.3%
     114 Business Center Drive
     Corona, CA 91720

     James Rosendall                                    1,400,001                           7.9%
     323 Martindale Street
     Sparta, MI 49345

     Kenneth Ch'uan-k'ai Leung                          1,292,079/1//2/                     7.3%
     126 E. 56th Street
     New York, New York 1002

     Bill E. Tuttle                                     1,194,668                           6.7%
     711 East Twain Avenue
     Las Vegas, NV 89109

____________
/1/  Includes currently exercisable options.
/2/ Includes 137,875 shares and 1,112,125 shares owned by Environmental Opportunities Fund (Cayman) L.P., and Environmental Opportunities Fund, L.P., respectively. Mr. Leung is the Chief Investment Officer of these investment funds.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to the Company for the periods indicated of each individual who was the chief executive officer at any time during 1998 ("Named Executives"). No other executive officer of the Company serving as such at the end of the year had total salary and bonus exceeding $100,000 in 1998.

                           SUMMARY COMPENSATION TABLE



                                           ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                 -----------------------------------             --------------------------------
                                                                   RESTRICTED    STOCK OPTION      ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS   OTHER     STOCK         AWARDS (SHARES)   COMPENSATION
---------------------------   ----    ------     -----   -----     -----         ---------------   ------------
Ross M. Patten                1998   $134,038          -     -         -          485,000               -
 Chairman of the Board,
 Chief Executive Officer

Donald L. Thone/1/            1998   $100,312          -     -         -                -               -
 President and Chief          1997   $150,000    $33,125     -         -          444,326               -
 Executive Officer            1996   $150,000    $55,500     -         -          246,296               -

___________
/1/   Served as Chief Executive Officer and President until February 1998.

OPTION GRANTS

     The following table sets forth certain information with respect to stock options granted to the Named Executives during 1998.

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                                                PRICE APPRECIATION FOR OPTION
                                               INDIVIDUAL GRANTS/2/                        TERM/1/
                                   ___________________________________________  _____________________________

                                   PERCENT OF TOTAL
                                   OPTIONS GRANTED
                         OPTIONS   TO EMPLOYEES IN       EXERCISE     EXPIRATION
NAME                     GRANTED   YEAR                  PRICE        DATE            5%           10%
-----------------        -------   ---------------       --------     ----------   --------    ----------
Ross M. Patten           485,000   22.3%                 $3.25        2/18/08      $991,295    $2,512,137

------------------
/1/ Potential values stated are the result of using the Securities and Exchange Commission (the "Commission") method of calculations of 5% and 10% appreciation in value from the date of grant to the end of the option term. Such assumed rates of appreciation and potential realizable values are not necessarily indicative of the appreciation, if any, which may be realized in future periods. /2/ Options vest 34% upon grant, 33% on each of the first and second anniversaries of the date of grant. Unvested options will immediately vest upon a change of control of the Company.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock held by each of the Named Executives at December 31, 1998. Of the Named Executives, none exercised stock options during 1998.


                       SHARES ACQUIRED    VALUE      NUMBER OF UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-THE-MONEY
                         ON EXERCISE     REALIZED         AT DECEMBER 31, 1998          OPTIONS AT DECEMBER 31, 1998/1/
                       ---------------   --------   ------------------------------------------------------------------
NAME                                                 EXERCISABLE      UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------                                            --------------   ---------------   -------------   ---------------
Ross M. Patten                  --         --          161,667           323,333        $ 80,834          $161,666

Donald L. Thone                 --         --          690,622                --        $761,018                --

---------------------
/1/ Value of in-the-money options calculated based on the closing price per share of the common stock on December 31, 1998 ($3.75 per share) as reported on the NASDAQ Small-Cap Market on December 31, 1998.


Employment Agreements With Executive Officers

     Mr. Patten is employed by the Company under an employment agreement effective April 16, 1998, with a term of twenty-four consecutive months. The annual salary under the employment agreement is $150,000. Additionally, Mr. Patten may be entitled to such bonus awards as may be approved by the compensation committee and board of directors, and is entitled to participate in any applicable profit-sharing, stock option or similar benefit plan. The employment agreement automatically renews for successive twenty-four month periods annually, unless terminated by prior written notice. If employment is terminated without cause, Mr. Patten is entitled to a severance payment equal to 200% of the sum of his annual salary and bonus for the preceeding year. The agreement contains confidentiality and non-compete provisions. The employment agreement contains a provision vesting any unvested stock options upon a change of control.

COMPENSATION COMMITTEE REPORT

     The compensation committee of the board of directors (the "Committee") has furnished the following report on executive compensation for fiscal 1998:

     Under the supervision of the Committee, the Company seeks to relate a significant portion of potential total executive compensation to the Company's financial performance. In general, executive financial rewards may be segregated into the following significant components: base compensation, bonus and stock-based benefits.

     Base compensation and bonuses for the executive officers are intended to be competitive with that paid in comparably situated companies, with a reasonable degree of financial security and flexibility to those individuals who were regarded by the Committee as acceptably discharging the levels and types of responsibility implicit in the various executive positions. In the course of considering annual executive salary increases and bonuses, appropriate consideration is given to the credentials, age and experience of the individual senior executives, as viewed in the Committee's collective best judgment, which necessarily involves subjective as well as objective elements. Using the criteria set forth above, no general pay increase for executive officers was authorized during fiscal 1998, in as much as their base compensation was covered by employment agreements.

     The Committee is of the view that the periodic grant of stock options to employees, including executive officers, is calculated to align the employees' economic interests with those of stockholders and to provide a direct and continuing focus upon the goal of increasing stockholder value. The Company granted options to acquire 485,000 shares of the Company's Common Stock to Mr. Patten during fiscal 1998 at 100% of the market price for the Common Stock on the date of grant. The options vest 161,666 shares upon grant and 161,667 shares on each of the first and second anniversaries of the date of grant. The Compensation Committee presently anticipates that such grants to executive officers will be considered annually.

                              The Compensation Committee

                              Kenneth Ch'uan-k'ai Leung
                              Gene Meredith
                              Alfred Tyler 2nd



Certain Transactions

     The Company has entered into the following transactions with James A. Jalovec and GroWest, Inc., the prior owners of certain purchased companies or their affiliates. The prior owners hold 10.7% and 8.3% of the outstanding shares including exercisable options as of December 10, 1999, respectively.

     The Company issued notes in the amount of $6,454,750 to the prior owners of the purchased companies as partial consideration of the acquisition price. These notes had a balance of $6,361,822 at December 31, 1998. The terms of the outstanding notes include interest rates of 7% to be paid quarterly.

     Concurrent with certain acquisitions, the Company entered into various agreements with the prior owners to lease land and buildings used in the Company's operations. The terms of the leases range from three years to thirty years and provide for certain escalations in rental expense. One such lease, which expires in 2028, has an option to terminate upon 30-days notice in the event a conditional use permit (as defined in the agreement) relating to the leased land expires. Additionally, the Company has a five-year option to purchase such leased property for $2,250,000, which expires in 2003. Currently, the Company pays rent in the amount of $36,000 per annum for the first three years and $192,000 per annum thereafter on the lease. The charges for the lease costs are being expensed on a straight-line basis. Included in 1998 rent expense was approximately $210,500 of rent paid to related parties.

     In March 1998, the Company completed a private placement of 1,458,335 shares of its Series B Preferred Stock for which Sanders Morris Mundy, an investment banking firm in which Mr. Leung is a managing director, acted as placement agent. Of the shares of Series B Preferred Stock issued, 1,250,000 were sold to investment funds managed by Sanders Morris Mundy of which Mr. Leung is the Chief Investment Officer. In June 1998, the holders of the shares of the Series B Preferred Stock over which Mr. Leung has investment control converted those shares into an aggregate of 1,250,00 shares of Common Stock.

     Notwithstanding any apparent (or actual) conflict of interest that may have existed with respect to the above financial arrangements, the board of directors is of the opinion that these arrangements are as favorable to the Company as any that could have been negotiated at arm's length with similar situated third parties under the same circumstances.

COMMON STOCK PERFORMANCE GRAPH

     The following graph illustrates the yearly change in the trading price of the Company's Common Stock against the NASDAQ (U.S. Companies) Stock Index (the "NASDAQ U.S. Index") and a peer group comprised of eighteen companies in the industry (the "Peer Group").

                    Synagro Technology    NASDAQ US Index    Peer Group
         Dec 93            100                  100               100
         Dec 94          25.53                 97.8             64.55
         Dec 95           2.27               138.23             65.82
         Dec 96           2.83               170.07             72.4
         Dec 97           2.9                208.39             92.09
         Dec 98           4.25               293.66            103.11

AUDITOR

     Arthur Andersen L.L.P. (the "Auditor") is the independent auditor of the Company. While management anticipates that this relationship will continue to be maintained with respect to the audit of the Company's financial statements, for 1999 no formal action is proposed to be taken at the Annual Meeting with respect to the continued employment of the Auditor inasmuch as no such action is legally required. Representatives of the Auditor plan to attend the Annual Meeting and will be available to answer appropriate questions. Representatives of the Auditor will have an opportunity to make a statement at the Annual Meeting if they so desire, although it is not expected that any statement will be made.

     The audit committee, whose members are Messrs. Gelbart, Meredith, and Tyler, assists the Board in assuring that the accounting and reporting practices of the Company are in accordance with all applicable requirements. The committee reviews with the auditors the scope of proposed audit work and meets with the auditors to discuss matters pertaining to the audit and any other matters, which the committee of the auditors may wish to discuss. In addition, the audit committee would recommend the appointment of new auditors to the board of directors in the event future circumstances were to indicate that such action is desirable.

LIMITATION ON INCORPORATION BY REFERENCE

     Notwithstanding any reference in prior or future filings of the Company with the Commission that purports to incorporate this proxy statement by reference into another filing, such incorporation does not include any material included herein under the captions "Other Information--Common Stock Performance Graph."

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Commission. With respect to the year-ended December 31, 1998, the Company believes that all filing requirements applicable to the Company's executive officers, directors and 10% shareholders have been met.

STOCKHOLDER PROPOSALS

     The Company currently expects to hold its next Annual Meeting on or about June 28, 2000. Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to such annual meeting of stockholders is required to submit such proposal to the Company on or before February 29, 2000.

OTHER MATTERS

     The Annual Report to stockholders covering the year ended December 31, 1998 either has been mailed to each stockholder entitled to vote at the Annual Meeting or accompanies this proxy statement.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, several regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone.

     The persons designated as proxies to vote shares at the meeting intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

                              By Order of the Board of Directors


                              Alvin L. Thomas II
                              Secretary

December 17, 1999

PROXY
                           SYNAGRO TECHNOLOGIES, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON JANUARY 17, 2000

  The undersigned hereby appoints Ross M. Patten and Alvin L. Thomas II, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of Synagro Technologies, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held at Synagro's offices at 1800 Bering Drive, Suite 1000, Houston, Texas on Monday, January 17, 2000 at 2:00 p.m., local time, and at any adjournment thereof.

  This Proxy will be voted in accordance with the specifications made hereon. If no contrary specification is made, then this Proxy will be voted FOR the election of the four director nominees named in Item 1. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY in the enclosed, pre-addressed stamped envelope.

  PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE! ANNUAL MEETING OF STOCKHOLDERS SYNAGRO TECHNOLOGIES, INC. JANUARY 17, 2000

                         (To be Signed on Reverse Side)

                                                                  -----------
                                                                 |SEE REVERSE|
                                                                 |   SIDE    |
                                                                 -------------


[X]  Please mark your
     votes as in this
     example.


                                          NOMINEES:  Ross M. Patten
                    FOR         WITHHOLD             Kenneth Ch'uan-k'ai Leung                                   FOR     WITHHOLD
                 --------       --------             Alfred Tyler 2nd                                            ------   -------
1. Election of   |      |       |      |             Gene Meredith             2. In their discretion, upon such |     |  |     |
   Directors     |      |       |      |                                          other matters (including       |     |  |     |
                 --------       --------                                          procedural and other matters   ------   ------
                                                                                  relating to the conduct of the
                                                                                  meeting) which may properly
                                                                                  come before the meeting and
                                                                                  any adjournment thereof.

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

--------------------------------------------------------------------------------











SIGNATURE(S)                                             DATE
             ------------------------------------------       ---------------
NOTE: Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.